Exhibit 10.1

COMMERCIAL LEASE

BY

AND

BETWEEN

Triple Shot, LLC

AND

Aetrium Incorporated

TABLE OF CONTENTS

Definitions

1.0	Term of Lease and Possession

1.1	Option to Renew …………………………………………………………………………….

2.0	Base Rent …………………………………………………………………………………………...

3.0	Additional Rent ……………………………………………………………………………………..

3.1	Common Area Maintenance Expenses (CAM)
3.2	Real Estate Taxes and Assessments
3.3	Utilities
3.4	Miscellaneous Charges and Reimbursements

4.0	Covenant to Pay Rent

5.0	Overdue Payments

6.0	Use

7.0	Care and Repair of Premises

8.0	Hazardous Materials

9.0	Public Liability Insurance

10.0	Signage and Displays

11.0	Alternations, Installation, Fixtures

12.0	Access to Premises

13.0	Removal of Fixtures

14.0	Assignment or Subletting

15.0	Successors and Assigns

16.0	Notices

17.0	Surrender

18.0         Holding  Over

19.0	Abandonment

20.0	Default of Tenant

21.0	Eminent Domain

22.0	Rules and Regulations

23.0	Damage or Destruction

24.0	Casualty Insurance

25.0	Covenants to Hold Harmless

26.0	Non-Liability

27.0	Subrogation

28.0	Attornment

29.0	Novation in the Event of Sale

30.0	Estoppel Certificates

31.0	Financial Statements

32.0	Brokers

33.0	Quiet Enjoyment

34.0	Recording

35.0	Consents by Landlord

36.0	Intent of Parties

37.0	Tenant Improvements of Premises

38.0	Tenant Performance of Other Landlord Requirements

39.0	General

40.0	Termination of Lease

Signatures

Exhibit A

Exhibit B

Exhibit C

COMMERCIAL LEASE

This  Commercial  Lease  (this  "Lease")  dated  August  20,  2010,  by  and  between  Triple Shot, LLC,  a  Minnesota  limited  liability  company  ("Landlord")  and  Aetrium Incorporated, a Minnesota corporation ("Tenant").

DEFINITIONS:

"Building"  or “Premises”  --  Shall mean the building and improvements containing  approximately  44,800  net  rentable  square  feet, and including all driveways, parking areas, pick-up and delivery areas and compliant set-back areas at  2350 Helen Street, North Saint Paul, Minnesota, 55109 located on that certain  real  property  in  the  City  of  North Saint Paul,  County  of  Ramsey,  State  of    legally  described  on  Exhibit  B  attached  hereto  and  incorporated  herein.

In  consideration  for  the  Base  Rent,  Additional  Rent  and  any  additional  compensation(s)  outlined  in  this  Lease,  Landlord  leases  to  Tenant  the    Premises  under  the  following  conditions:

1.0    TERM OF LEASE AND POSSESSION:

Landlord  gives  and  Tenant  takes  possession  of    Premises  for  the  term  of  five (5)  years  (the  "Term  of  Lease")  beginning  September
1, 2010  (the  "Commencement  Date"),  and  ending  August 31, 2015  (the  "Expiration  Date"),  unless  terminated  earlier  as  conditioned.

Unless  otherwise  stated,  Landlord  will  deliver  possession  of  the    Premises  to  Tenant  in  the  condition  required  by  this  Lease  on  or  before  the  Commencement  Date,  but delivery  of  possession  prior  to  or  later  than  such  Commencement  Date  will  not  affect  the  Expiration  Date  of  this  Lease.     The  rentals  herein  reserved  will  commence  on
the  date  when  possession  of  the    Premises  is  delivered  by  Landlord  to  Tenant.     Any  occupancy  by  Tenant  prior  to  the  Commencement  Date  commences  all  mutual  terms
 and  obligations  of  this  Lease.     Landlord  will  have  no  responsibility  or  liability  for  loss  or  damage  to  fixtures,  facilities  or  equipment  installed  or  left  on  the    Premises.
 If    Premises  are  not  ready  for  occupancy  by  Commencement  Date  and  possession  is  later  than  Commencement  Date,  rent  will  begin  on  date  of  possession.     If  the
Commencement  Date  is  a  date  other  than  the  first  day  of  a  calendar  month,  Landlord  will  prorate  monthly  Base  Rent  for  the  first  month  of  the  Term  of  Lease  or  the  last month  of  the  Term  of  Lease,  as  the  case  may  be,  based  on  the  ratio  that  the  number  of  days  of  the  Term  of  Lease  within  such  month  bears  to  the  total  number  of  days in  such  month.

1.1 OPTION TO RENEW:

Provided (i) Tenant is not in default of any terms or conditions of this Lease, or would be in default with the passage of time, the giving of notice, or both, and (ii) Tenant has provided Landlord with written notice that Tenant is exercising its Option to Renew under Section 1.2 of this Lease at least 90 days but not more than 270 days prior to the Expiration Date, then Tenant may extend the Term by five (5) years (the "Extension Term") beginning immediately after the Expiration Date, upon the same terms and conditions of the Lease, except that:

(i)	the Term will be modified as stated above;
(ii)	the Option to Renew in this Article 1.2 will be deleted;
(iii)
The Base Rent for each year of the Extension Term will be at ninety-five percent (95%) of then Fair Rental Value (as hereinafter defined) for similarly situated property.  "Fair Rental Value" means the annual rent that a willing tenant would pay, and a willing landlord would accept, in arms-length, bona fide negotiations, if the Premises were leased to a single tenant for 5 years under a lease pursuant to which such tenant would not receive (and, accordingly, the rental rate that otherwise would be agreed to will be reduced to reflect the fact that Tenant will not receive) any rental concession, such as rental abatements or "free rent" periods or rental assumption, inducements or any leasehold improvement allowance, and otherwise taking into account any other pertinent factors, including, but not limited to, the net effective annual rates per square foot for office leases recently or then being entered into in suburban Minneapolis and St. Paul, Minnesota ("Comparable Rates "). In determining the Fair Rental Value and using Comparable Rates in connection with such determination, the following factors (and any other factors then known to be pertinent) will be considered: the size of the Premises; the length of the term; use; quality of services provided; location and/or floor level; existing leasehold improvements; leasehold improvements to be provided by Landlord, whether directly or by allowance; the quality, age and location of the Building; financial strength of the applicable tenant; rental concessions (such as rental abatements or "free rent" periods and rent assumptions); inducements (such as signing bonuses, equity participation, tax benefits, or other participation in ownership); the respective obligations of the Landlord and the tenant, the manner in which the rents are then subject to escalation and the time the particular rate under consideration became or will become effective.

The Fair Rental Value will be determined as follows: Within 10 days after Landlord receives notice from Tenant regarding Tenant’s election to exercise the Extension Option, Landlord will give notice to Tenant of its determination of the Fair Rental Value of the Premises for each year of the Extension Term, and Landlord’s determination will constitute the Fair Rental Value unless Tenant objects in writing within 10 days after Tenant’s receipt of Landlord’s determination. If Tenant so objects and the parties are unable to agree upon the Fair Rental Value within 20 days after the Tenant’s objection, then by written notice to Landlord within 10 days thereafter Tenant may request determination of the Fair Rental Value under this Article. If Tenant does not give such notice requesting determination of Fair Rental Value using the appraisal process described below, Tenant’s exercise of the option will be deemed rescinded. If determination by the appraisal process is requested by Tenant, the Fair Rental Value will be determined by appraisal within 30 days after Tenant’s request by a board of appraisers consisting of three reputable real estate professionals experienced in the leasing of commercial office/industrial space (each an "Expert"). One Expert will be appointed by Tenant, and the second Expert will be appointed by Landlord. The third Expert will be appointed by the first two Experts. If the first two Experts are unable to agree on a third Expert within 10 days after the appointment of the second Expert, or if either party refuses or neglects to appoint an Expert as herein provided within 10 days after the appointment of the first Expert, then the third Expert or the second Expert, whose appointment was not made as provided above, may be appointed by any judge of the Ramsey County District Court. Any Expert appointed by a judge of the Ramsey County District Court will be a reputable real estate appraiser experienced in appraising the rental value of commercial office/industrial space, and will be a member of the American Institute of Real Estate Appraisers with the designation of "MAI." If determinations of at least two of the Experts are identical in amount, that amount will be determined to be the Fair Rental Value. If the determinations of all three Experts are different in amount, the highest appraised value will be averaged with the middle value (that average being referred to as "Sum A"). The lowest appraised value will be averaged with the middle value (that average being referred to as "Sum B"), and the Fair Rental Value will be determined as follows: (i) if neither Sum A nor Sum B differs from the middle appraised value by more than 10% of the middle appraised value, then the Fair Rental Value will be the average of the three appraisals, (ii) if either Sum A or Sum B (but not both) differs from the middle appraised value by more than 10% of the middle appraised value, then the Fair Rental Value will be the average of the middle appraised value and the appraised value closer in amount to the middle appraised value, and (iii) if both Sum A and Sum B differ from the middle appraised value by more than 10% of the middle appraised value, then the Fair Rental Value will be equal to the middle appraised value. Written notice of the Fair Rental Value as duly determined in accordance with this Article will be promptly given to Landlord and Tenant and will be binding and conclusive on them. Each party will bear its own expenses in connection with the board proceeding (including the Expert appointed by it), and the fees of the third Expert will be borne equally. If, for any reason, the Fair Rental Value has not been determined at the time of the commencement of the Extension Option period, then the Fair Rental Value will be the amount set forth in Landlord’s determination, and if the determination of the Experts as provided above indicates that a lesser or greater amount should have been paid than that which was actually paid, a proper adjustment will be made in a payment from Landlord to Tenant, or Tenant to Landlord, as the case may be.

2.0    BASE RENT:

Landlord  is  due  and  Tenant  will  pay  Landlord,  "Base  Rent"  as  scheduled:

Starting	Ending	Monthly	Annual	Square foot
September 1, 2010	August 31, 2011	$21,734.40	$260,812.80	$5.82
September 1, 2011	August 31, 2012	$21,734.40	$260,812.80	$5.82
September 1, 2012	August 31, 2013	$21,734.40	$260,812.80	$5.82
September 1, 2013	August 31, 2014	$21,995.40	$263,944.80	$5.89
September 1, 2014	August 31, 2015	$22,517.40	$270,208.80	$6.03

3.0 ADDITIONAL RENT:

Tenant  will  reimburse  to  Landlord  monthly,  throughout  the  Term  of  this  Lease  and  any  extension  of  this  Lease,  Tenant's  proportionate  share  of  the  following  "Additional
Rent":

Common  Area  Maintenance  (CAM)  (as  hereinafter  defined)  expenses,  Real  Estate  Taxes  and  Assessments  (as  hereinafter  defined),  any  Utilities  (as  hereinafter defined)  not  paid  directly  by  Tenant,  and  any  Miscellaneous  Charges  and  Reimbursements  (as  hereinafter  defined).

Tenant’s  proportionate  share  of  all  Additional  Rent  will  be  a  fraction,  the  numerator  of  which  is  the  rentable  area  of  the    Premises  and  the  denominator  of  which  is  the
 rentable  area  of  the  Building.     If  improvements,  real  property,  or  the  amount  of  rentable  area  will  be  added  to  or  deleted  from  the  Premises  or  Building,  then  the  amount of  Additional  Rent  may  be  appropriately  adjusted  by  Landlord  from  time  to  time,  as  applicable.

Landlord  may  estimate  annual  Additional  Rent  charges  as  a  basis  for  reimbursement  for  any  calendar  year  and  invoice  in  monthly  installments.     Landlord  may  from  time
 to  time  adjust  the  monthly  installment  of  estimated  Additional  Rent  charges  to  more  accurately  reflect  Landlord's  current  estimate  of  such  charges.     When  Landlord  has
determined  the  actual  amounts  for  each  such  Additional  Rent  item,  Landlord  will  provide  to  Tenant  a  written  statement  of  actual  Additional  Rent  charges  which  will  advise
  Tenant  of  additional  amounts  due  from  Tenant  or  any  credit  due  to  Tenant.     If  Tenant  has  underpaid  its  share  of  any  of  these  expenses,  Tenant  will  reimburse  Landlord
 as  invoiced  within  fifteen  (15)  days  of  Tenant's  receipt  of  such  statement.     If  Tenant  has  overpaid  its  share  of  any  of  these  expenses,  Landlord  will  credit  such  amount
against  the  next  payment  of  Additional  Rent  due  under  this  Lease.     If  the  Term  of  Lease  is  less  than  one  calendar  year  any  reimbursement(s)  will  be  prorated  based  on  time  of  occupancy  for  such  year.     Upon  prior  written  notice  to  Landlord,  Tenant  will  have  the  opportunity  to  audit  the  actual  Additional
Rent  statement  for  a  period  of  30  days  upon  receipt  of  said  statement.     Tenant  will  be  deemed  to  waive  its  right  to  audit  the  actual  Additional  Rent  statement  upon  its failure  to  exercise  such  right  during  said  30  day  period.

Landlord  presently  calculates  Additional  Rent  based  on  a  calendar  year,  and  Tenant's  obligation  to  pay  Additional  Rent  will  be  prorated  on  a  calendar  year  basis  if  the calendar  year  includes  any  period  of  time  not  within  the  Term  of  Lease.

Landlord  reserves  the  right  to  assess  Additional  Rent  items  that  are  incurred  based  upon  occupancy  (such  as  janitorial  services  for  occupied  tenant  spaces  in  the
Building)  only  against  the  occupied  spaces  in  the  Building.     Landlord  and  Tenant  acknowledge  that  certain  Additional  Rent  items  are  incurred  largely  based  on  the
 occupancy  of  the  Building.     Therefore,  it  is  agreed  that  in  the  event  the  Building  is  not  fully  occupied  during  any  calendar  year,  a  reasonable  and  equitable  adjustment will  be  made  by  Landlord  in  computing  the  Additional  Rent  items  for  that  calendar  year  so  that  the  Additional  Rent  items  so  affected  by  occupancy  will  be  adjusted  to that  amount  that  would  have  been  incurred  had  the  Building  been  fully  occupied  during  such  calendar  year.

3.1    COMMON AREA MAINTENANCE EXPENSES (CAM):

"CAM"  includes  Landlord's  costs  of  maintaining,  repairing,  and  operating  the  Premises  and  the  Building,  including,  but  not  be  limited  to  janitorial  and  window washing  expenses,  expenses  related  to  maintenance,  repair,  replacement  and  care  of  any  part  of  the  Building  including  all  lighting,  plumbing,  paving,  curbs,  parking surfaces,  sidewalks,  roadways,  parking  facilities  (including  all  parking  lots,  garages  and  ramps,  if  any),  landscaped  areas,  planters,  signs,  snow  removal,  elevators, pest  removal  and  monitoring,  drainage  facilities,  machines,  equipment,  expenses  for  trash  and  rubbish  removal,  insurance  (which  may  include,  but  not  limited  to, hazard,  plate  glass,  boiler  and  machinery and  liability  insurance but not loss of rent insurance)  ,  security  expenses,  fire  and  smoke  alarm  monitoring  expenses,  fire  and  smoke  alarm  service  expenses,  contract  maintenance  expenses,  costs  incurred  in renting  equipment  necessary  or  appropriate  for  the  smooth  operation  of  the  Premises  or  the  Building,  costs  of  contesting  the  value  of  the  Premises  or  the  Building for  real  estate  taxation  purposes,  wages,  salaries  and  related  expenses  of  all  employees  engaged  in  the  operation,  maintenance or  security  of  the  Premises  or  Building,  the  costs  of  all  supplies  and  materials  used  in  the  operation  and  maintenance  of  the  Premises  or  Building,  light  bulbs  and ballasts,  interior  and  exterior  maintenance  expenses  excluding  expenses  related  to  maintenance  of  the  foundations  and  structural  portions  of  the  Building  but including expenses related to  the  electrical,  mechanical,  plumbing  and  other  systems  and  facilities  serving  the  Premises  or  the  Building,  any  wages  and  fringe  benefits  of  personnel  employed for  such  work,  the  cost  of  maintenance  and  service  agreements  for  the  Premises  or  Building  and  the  equipment  therein,  amortization,  on  a  commercially  reasonably basis,  of  capital  improvements  (including  interest  expenses)  made  to:  (i)  reduce  operating  costs,  (ii)  comply  with  any  law,  rule,  regulation,  or  order  of  any
governmental  authority.     Notwithstanding  the  foregoing,  CAM  does  not  include roof repairs or replacement, HVAC maintenance, repairs or replacement in excess of $11,000.00 per lease year,  leasing  commissions,  real  estate  commissions  and  costs  of  marketing  and  the  costs  of  credit  reports  on  other  tenants, management or administration fees or expenses, accounting and auditing costs, amortization or depreciation except as provided above, or painting or resurfacing of exterior or interior or repair of potholes or resurfacing or striping of parking lots or driveways due to ordinary wear and tear.

3.2    REAL ESTATE TAXES AND ASSESSMENTS:

"Real  Estate  Taxes  and  Assessments"  means  (i)  all  real  estate  taxes  and  annual  installments  of  special  assessments  due  and  payable  in  each  calendar  year,  which may  be  levied  upon  or  assessed  against  the  Premises  and  the  Building,  (ii)  any  taxes  levied  or  assessed,  in  whole  or  in  part,  in  lieu  of  real  estate  taxes,  (iii)  any taxes  on  the  stream  of  rental  income  (other  than  income  taxes),  (iv)  all  other  taxes  or  any  other  federal,  state  or  local  governmental  charges  on  the  Premises,  the
Building,  individual  buildings  or  individual  premises  on  the  Premises  or  this  Lease  and  (v)  any  sales  tax  or  similar  tax  assessed  or  payable  in  connection  with
services  provided  by  Landlord  under  this  Lease.     Any  tax  year  commencing  during  any  lease  year  will  be  deemed  to  correspond  to  such  lease  year.     Tenant  will
  also  pay  as  Additional  Rent  any  and  all  Real  Estate  Taxes  and  Assessments  levied  or  assessed,  in  whole  or  in  part,  based  on

the  value  of  Tenant's  personal  property  in  the  Premises.     Upon  Tenant’s  request,  Landlord  will  furnish  a  copy  of  the  real  estate  tax  statement.

3.3    UTILITIES:

"Utilities"  means  all  utilities,  including,  without  limitation,  water,  electricity  and  gas,  the  cost  of  heating,  lighting,  air  conditioning  and  ventilating  the  Premises.
 Landlord  will  provide  mains  and  conduits  to  supply  water,  gas,  electricity  and  sanitary  sewage  to  the  Building.     If  Tenant’s  usage  of  any  utility  is  deemed
disproportionate  as  determined  by  Landlord,  Landlord  may  elect  to  sub meter  and  bill  Tenant  accordingly.

3.4    MISCELLANEOUS CHARGES AND REIMBURSEMENTS:

"Miscellaneous  Charges  and  Reimbursements"  includes,  without  limitation,  service  requests  facilitated  by  Landlord  at  the  direction  of  Tenant,  Tenant  improvement reimbursements,  notes  due  Landlord  and  any  other  miscellaneous  charge  due  Landlord.

4.0    COVENANT TO PAY RENT:

All  rents  are  due  and  payable  as  invoiced  on  the  first  of  the  each  month  during  the  Term  of  Lease  and  any  extensions  of  the  Lease  to  Landlord  at:

Triple Shot, LLC
3050 Echo Lake Avenue
Mahtomedi, Minnesota  55115

or  such  other  address  as  Landlord  designates  to  Tenant  in  writing.     Tenant  will  pay  Base  Rent  and  Additional  Rent  without  prior  notice  or  demand,  in  lawful  money
of  the  United  States.     Nothing  contained  in  this  Lease  will  be  deemed  to  suspend  or  delay  Tenant's  payment  of  any  amount  of  money  or  charge  at  the  time  the  same is  due  and  payable  under  this  Lease,  or  limit  any  other  remedy  of  Landlord, except Tenant’s rights of offset as provided hereunder.

5.0    OVERDUE PAYMENTS:

All  Base  Rent  and  Additional  Rent  under  this  Lease  and  any  extension  will  be  due  on  the  first  of  each  calendar  month,  unless  otherwise  specified.     Service  charges
will  be  imposed  after  the  tenth  of  each  calendar  month  in  the  amount  five  percent  (5%)  of  the  outstanding  balance  due.

6.0    USE:

The    Premises  will  be  used  and  occupied  by  Tenant  solely  for  office  and  manufacturing  purposes  and  Tenant  agrees  that  such  use  will  be  in  compliance  with  all
applicable  laws,  ordinances  and  governmental  regulations  affecting  the  Building  and  Premises.     Tenant  will  immediately  discontinue  any  use  of  the    Premises  which
 is  not  in  compliance  with  any

applicable  laws,  ordinances  or  governmental  regulations.     The    Premises  will  not  be  used  in  such  manner  that,  in  accordance  with  any  requirement  of  law  or  of  any public  authority,  Landlord  is  obliged  on  account  of  the  purpose  or  manner  of  said  use  to  make  any  addition  or  alteration  to  or  in  the  Building.     The    Premises  will
 not  be  used  in  any  manner  which  will  increase  the  rates  required  to  be  paid  for  public  utility  or  for  fire  and  extended  coverage  insurance  covering  the  Premises.     Tenant
 will  occupy  the    Premises,  conduct  its  business  and  control  its  agents,  employees,  invitees  and  visitors  in  such  a  way  as  is  lawful,  and  reputable  and  will  not  permit  or create  any  nuisance,  noise,  odor,  or  otherwise  interfere  with,  annoy  or  disturb  any  other  tenant  in  the  Building  in  its  normal  business  operations  or  Landlord  in  its
management  of  the  Building.     Outside  storage  on  the  Building  of  any  type  of  equipment,  property  or  materials  owned  or  used  on  the  Premises  by  Tenant  or  its  customers
and  suppliers  will  not  be  permitted,  unless  otherwise  stated.     By  occupying  the    Premises,  Tenant  will  be  conclusively  deemed  to  have  accepted  the    Premises  as  being  in
 the  condition  required  by  this  Lease, subject to completion of Tenant Improvements as provided herein.     If  requested  by  Landlord,  Tenant  will  sign  a  statement  confirming  the  Commencement  Date  and  ratifying  acceptance  of  the    Premises.

7.0    CARE AND REPAIR OF PREMISES:

Tenant  will,  at  all  times  throughout  the  Term  of  Lease  and  any  extensions,  and  at  its  sole  expense,  keep  and  maintain  the    Premises  in  a  clean,  safe,  sanitary  and  first
 class  condition, comparable to the condition of the Premises at commencement of the Term of Lease and after completion of Tenant Improvements subject to ordinary wear and tear,  and  in  compliance  with  all  applicable  laws,  codes,  ordinances,  rules  and  regulations.     Tenant’s  obligations  hereunder  will  include  without  limitation,  the  maintenance, repair,  replacement,  if  necessary  of  all  fixtures,  interior  walls,  partitions,  doors  and  windows,  all  exterior  entrances,  windows,  doors  and  docks,  the  replacement  of  all  broken
glass,    of  any  fixture/equipment/component  of  heating,  ventilation,  air  conditioning  (HVAC)  systems subject to the limitations
provided herein,  all  lighting  systems,  plumbing  systems  and  electrical  systems.     With  the  exception  of  HVAC  equipment,  when  used  in  this  provision,  the  term  "repairs"  includes replacements,  and  all  such  repairs  or  replacements  made  by  the  Tenant  will  be  of  equal  quality  to  the  original  equipment  or  work.     The  Tenant  will  keep  and  maintain  all
 portions  of  the    Premises  and  the  sidewalk  and  areas  adjoining  the  same  in  a  clean  and  orderly  condition,  free  of  accumulation  of  dirt,  rubbish,  snow  and  ice,  regardless
of  any  CAM  performed  by  Landlord.     Tenant  will  maintain  a  minimum  temperature  in  the    Premises  of  40  degrees  during  the  Term  of  Lease.

If  Tenant  fails,  refuses  or  neglects  to  maintain  or  repair  the    Premises  as  required  in  this  Lease  after  notice  has  been  given  Tenant,  in  accordance  with  Article  17.0  of  this
Lease,  Landlord  may  make  such  repairs  or  replacements  without  liability  to  Landlord  for  any  loss  or  damage  that  may  accrue  to  Tenant’s  merchandise,  fixtures  or  other property  or  to  Tenant’s  business  by  reason  thereof,  and  upon  completion  thereof,  Tenant  will  pay  to  Landlord  all  costs  plus  15%  for  overhead  incurred  by  Landlord  in making  such  repairs  or  replacements.

Landlord  will  repair,  at  its  expense,  the  structural  portions  of  the  Building,  unless  such  repairs  are  required  as  a  result  of  the  acts  of  Tenant,  its  employs,  agents,  assigns or  invitees,  the  costs  thereof  will  be  borne  by  Tenant  and  payable  by  Tenant  to  Landlord.

The  Landlord  will  be  responsible  for  all  outside  maintenance  of  the    Premises,  including  grounds  and  parking  areas.     All  such  maintenance  which  is  the  responsibility  of
the  Landlord  will  be  provided  as  reasonably  necessary  to  the  comfortable  use  and  occupancy  of    Premises  during  business  hours,  except  Sundays  and  holidays,  upon  the condition  that  the  Landlord  will  not  be  liable  for  damages  for  its  performance  due  to  causes  beyond  its  control.

8.0    HAZARDOUS MATERIALS:

Tenant  will  not  (either  with  or  without  negligence)  cause  or  permit  the  escape,  disposal  or  release  of  any  biologically  or  chemically  active  or  other  hazardous  substances,
or  materials.     Tenant  will  not  allow  the  storage  or  use  of  such  substances  or  materials  in  any  manner  not  sanctioned  by  law  or  by  the  highest  standards  prevailing  in  the
industry  for  the  storage  and  use  of  such  substances  or  materials,  nor  allow  to  be  brought  into  the    Premises  any  such  materials  or  substances  except  in  the  ordinary course  of  Tenant’s  business,  and  then  only  after  written  notice  is  given  to  Landlord  of  the  identity  of  such  substances  or  materials.     Without  limitation,  hazardous
 substances  and  materials  includes  those  described  in  the  Comprehensive  Environmental  Response,  Compensation  and  Liability  Act  of  1980,  as  amended,  42  U.S.C.   Section
9601  et  seq.,  the  Resource  Conservation  and  Recovery  Act,  as  amended,  42  U.S.C.   Section  6901  et  seq.,  any  applicable  state  or  local  laws  and  the  regulations  adopted
under  these  acts.     If  any  lender  or  governmental  agency  ever  requires  to  ascertain  whether  or  not  there  has  been  any  release  of  hazardous  materials,  then  the  reasonable costs  thereof  will  be  reimbursed  by  Tenant  to  Landlord  upon  demand  as  additional  charges  if  such  requirement  applies  to  the  Premises.     In  addition,  Tenant  will  execute
affidavits,  representations  and  the  like  from  time  to  time  at  Landlord’s  request  concerning  Tenant’s  best  knowledge  and  belief  regarding  the  presence  of  hazardous
substances  or  materials  on  the  Premises.     In  all  events,  Tenant  will  indemnify  Landlord  from  any  release  of  hazardous  materials  on  the  Premises  occurring  while  Tenant
 is  in  possession  or  elsewhere  if  caused  by  Tenant  or  persons  acting  under  Tenant.     The  within  covenants  will  survive  the  expiration  or  earlier  termination  of  the  Lease term.

9.0    PUBLIC LIABILITY INSURANCE:

Tenant  will  during  the  term  hereof  keep  in  full  force  and  effect  at  its  own  expense  a  policy  or  policies  of  public  liability  insurance  with  respect  to  the    Premises  and  the
business  of  Tenant,  on  terms  and  with  companies  approved  in  writing  by  Landlord,  in  which  both  Tenant  and  Landlord  are  covered  by  being  named  as  insured  parties under  reasonable  limits  of  liability  not  less  than:  $1,000,000  for  injury/death  to  any  one  person;  $2,000,000  for  injury/death  to  more  than  one  person,  and  $1,000,000  with
respect  to  damage  to  property.     Such  policy  or  policies  will  provide  that  thirty  (30)  days  written  notice  must  be  given  to  Landlord  prior  to  cancellation  thereof.     Tenant
  will  furnish  evidence  satisfactory  to  Landlord  at  the  time  this  Lease  is  executed  that  such  coverage  is  in  full  force  and  effect.

10.0    SIGNAGE AND DISPLAYS:

Upon  occupancy,  building  exterior  signage,  building  directories  and/or  pylon  signage  will  be  approved,  installed  and  provided  for  by  Landlord  in  compliance  with  city
 ordinances  and  building  signage  criteria.     Any  changes,  modifications  and/or  maintenance  of  initial  signage  will  be  at  Tenant’s  sole  cost  and  expense  with  approval  of
Landlord.     Additional  signage,  lettering,  picture,  notice  or  advertisement  installed  on  or  in  any  part  of  the  Premises  and  visible  from  the  exterior  of  the  Building,  or  visible
 from  the  exterior  of  the    Premises,  will  be  approved  by  Landlord  at  Tenant’s  sole  cost  and  expense.   Said  signs  are  to  be  maintained  by  Landlord  at  Tenant’s  expense.
 Landlord  may  remove  any  unauthorized  signs  without  any  liability  to  Landlord  and  may  charge  the  expense  incurred  by  such  removal  to  Tenant.

11.0    ALTERATIONS, INSTALLATION, FIXTURES:

Unless  otherwise  stated,  Tenant  will  not  make  any  alterations,  additions  or  improvements  in  or  to  the    Premises  or  add,  disturb  or  in  any  way  change  any  plumbing  or wiring  without  the  prior  written  consent  of  the  Landlord, which approval will not be unreasonably withheld.  Notwithstanding the foregoing, Landlord agrees to consent to non-structural alterations or improvements costing less than One Thousand Five Hundred Dollars ($1,500.00) in the aggregate, so long as all costs are promptly paid by Tenant and Tenant obtains and provides Landlord with prior written notice and copies of any required approvals, licenses, or permits and Tenant indemnifies Landlord against any liens arising from such non-structural alteration or improvement.     In  the  event  alterations  are  required  by  any  governmental  agency  by  reason  of  the  use  and  occupancy  of  the    Premises  by  Tenant,  Tenant  will  make  such
alterations  at  its  own  cost  and  expense  after  first  obtaining  Landlord’s  written  approval  of  plans  and  specifications  and  furnishing  such  indemnification  as  Landlord  may
 reasonably  require  against  liens,  costs,  damages  and  expenses  arising  out  of  such  alterations.     Tenant  warrants  to  Landlord  that  all  such  alterations,  additions,  or improvements  will  be  in  strict  compliance  with  all  relevant  laws,  ordinances,  governmental  regulations  and  insurance  requirements.     Construction  of  such  alterations  or
 additions  will  commence  only  upon  Tenant  obtaining  and  exhibiting  to  Landlord  the  requisite  approvals,  licenses  and  permits  and  indemnification  against  liens.     Unless
otherwise  agreed  to,  all  alterations,  installations,  physical  additions  or  improvements  to  the    Premises  made  by  Tenant  will  at  once  become  the  property  of  Landlord  and will  be  surrendered  to  Landlord  upon  the  termination  of  this  Lease.

12.0    ACCESS TO PREMISES:

Tenant  agrees  to  permit  Landlord  and  the  authorized  representatives  of  Landlord  to  enter  the    Premises  at  all  times  during  usual  business  hours  for  the  purpose  of
inspecting  the  same  and  making  any  necessary  repairs  to  the    Premises  and  performing  any  work  therein  that  may  be  necessary  to  comply  with  any  laws,  ordinances, rules,  regulations  or  requirements  of  any  public  authority  or  of  the  Board  of  Fire  Underwriters  or  any  similar  body  or  that  Landlord  may  deem  necessary  to  prevent
waste  or  deterioration  in  connection  with  the    Premises.     Nothing  herein  will  imply  any  duty  upon  the  part  of  Landlord  to  do  any  such  work  which,  under  any provision  of  this  Lease,  Tenant  is  required  to  perform  and  the  performance  thereof  by  Landlord  will  not  constitute  a  waiver  of  the  Tenant’s  default  to  perform  the
same.     Landlord  may,  during  the  progress  of  any  work  in  the    Premises  or  Building,  keep  and  store  upon  the    Premises  or  Building  all  necessary  materials,  tools,  and
equipment.     Landlord  will

not  in  any  event  be  liable  for  inconvenience,  annoyance,  disturbance,  loss  of  business,  or  other  damage  of  the  Tenant,  nor  will  Tenant’s  Lease  obligations  be  affected
by  reason  of  making  repairs  or  the  performance  of  any  work,  including  materials  handling  into  or  through  the    Premises  or  Building.

Landlord  reserves  the  right  to  enter  upon  the    Premises  (a)  at  any  time  in  the  event  of  an  emergency  and  (b)  at  reasonable  hours  to  exhibit  the    Premises  to  prospective
 purchasers  or  others;  and  to  exhibit  the    Premises  to  prospective  tenants  and  to  display  "For  Rent"  or  similar  signs  on  windows  or  doors  in  the    Premises  during  the
last  one  hundred  eighty  (180)  days  of  the  Term  of  Lease,  all  without  hindrance  by  Tenant.

13.0    REMOVAL OF FIXTURES:

Notwithstanding  anything  contained  in  Article  11.0,  Article  17.0,  or  elsewhere  in  this  Lease,  if  Landlord  requests,  then  Tenant  will  promptly  remove  at  the  sole  cost  and expense  of  Tenant  all  fixtures,  equipment  and  alterations (other than alterations permitted under Article 11.0)made  by  Tenant  simultaneously  with  vacating  the    Premises  and  Tenant  will  promptly  restore  said    Premises  to  the  condition  that  existed  immediately  prior  to  said  fixtures, equipment  and  alterations  having  been  made  all  at  the  sole  cost  and  expense  of  Tenant.

14.0    ASSIGNMENT OR SUBLETTING:

Tenant  agrees  to  use  and  occupy  the    Premises  throughout  the  entire  term  hereof  for  the  purpose  herein  specified  and  for  no  other  purposes,  in  the  manner  and  to
substantially  the  extent  now  intended,  and  not  to  transfer  or  assign  this  Lease  or  sublet  said    Premises,  or  any  part  thereof,  whether  by  voluntary  act,  operation  of  law,
or  otherwise,  without  obtaining  the  prior  consent  of  Landlord  in  each  instance.     Except for an assignment to Tenant's Affiliate (as hereinafter defined), Tenant  will  seek  such  consent  of  Landlord  by  a  written  request  therefore,  setting  forth  such  information  as  Landlord  may  deem  necessary.     For the purposes of this Lease, "Tenant's Affiliate" means a corporation then owned or controlled by Tenant with financial wherewithal and net worth acceptable in all respects to Landlord.  Tenant agrees to provide Landlord with prior written notice, a copy of any proposed assignment documentation and any other information requested by Landlord regarding Tenant's Affiliate prior to a transfer to Tenant's Affiliate.  Landlord agrees not to withhold consent unreasonably.     Consent  by  Landlord  to  any  assignment  of  this  Lease  or  to  any  subletting  of  the    Premises  will  not  be  a  waiver  of  Landlord’s  right  under  this  Article  as
to  any  subsequent  assignment  or  subletting.     Landlord’s  rights  to  assign  this  Lease  are  and  will  remain  unqualified.     No  such  assignment  or  subleasing  will  relieve  the
Tenant  from  any  of  Tenant’s  obligations  in  this  Lease  contained,  nor  will  any  assignment  or  sublease  or  other  transfer  of  this  Lease  be  effective  unless  the  assignee, subtenant  or  transferee  at  the  time  of  such  assignment,  sublease  or  transfer,  assumes  in  writing  for  the  benefit  of  Landlord,  its  successors  or  assigns,  all  of  the  terms, covenants,  and  conditions  of  this  Lease  thereafter  to  be  performed  by  Landlord  and  agrees  in  writing  to  be  bound  thereby.     Should  Tenant  sublease  in  accordance  with
the  terms  of  this  Lease,  fifty  percent  (50%)  of  any  increase  in  rental  received  by  Tenant  over  the  per  square  foot  rental  rate  which  is  being  paid  by  Tenant  will  be forwarded  to  and  retained  by  Landlord,  which  increase  will  be  in  addition  to  the  Base  Rent  and  Additional  Rent  due  Landlord  under  this  Lease.

15.0    SUCCESSORS AND ASSIGNS:

The  terms,  covenants  and  conditions  hereof  will  be  binding  upon  and  inure  to  the  successors  and  assigns  of  the  parties  hereto.

16.0    NOTICES:

Any  notice  required  or  permitted  under  this  Lease  will  be  deemed  sufficiently  given  or  secured  one  (1)  day  following  the  date  the  same  is  sent  by  registered  or  certified return  receipt  mail  to  Tenant  at  2350 Helen Steet, North Saint Paul, Minnesota 55109  to  Landlord  at  the  address  then  fixed  for  the  payment  of  rent  as  provided  in  Article  5.0  of  this  Lease  and  either  party  may  by  like  written  notice  at  any  time designate  a  different  address  to  which  notices  will  subsequently  by  sent  or  rent  to  be  paid.

17.0    SURRENDER:

On  the  Expiration  Date  or  upon  the  termination  hereof  upon  a  day  other  than  the  Expiration  Date,  Tenant  will  peaceably  surrender  the    Premises  in  good  order,  condition
and  repair  (reasonable  wear  and  tear  only  excepted);  warehouse  area  in  broom clean  condition;  office/restroom  area  vacuumed  and  cleaned.     On  or  before  the  Expiration  Date  or  upon  termination  of  this  Lease  on  a  day  other  than  the  Expiration  Date,
Tenant  will,  at  its  expense,  remove  all  trade  fixtures,  personal  property  and  equipment  and  signs  from  the    Premises  and  any  property  not  removed  will  be  deemed  to  have
been  abandoned.     Tenant  will  also  repair  any  injury  or  damage  to  the    Premises  or  the  Premises  which  results  from  such  removal.     Any  damage  caused  in  the  removal  of
such  items  will  be  repaired  by  Tenant  and  at  its  expense.     All  alterations,  additions,  improvements  and  fixtures  (other  than  trade  fixtures)  which  have  been  made  or
installed  by  Landlord  or  Tenant  upon  the    Premises  and  all  floor  covering  so  installed  will  remain  upon  and  be  surrendered  with  the    Premises  as  a  part  thereof,  without
disturbance,  molestation  or  injury,  and  without  charge,  at  the  expiration  or  termination  of  this  Lease.     If  the    Premises  are  not  surrendered  on  the  Expiration  Date  or  the date  of  termination,  Tenant  will  indemnify  Landlord  against  loss  or  liability,  claims,  without  limitation,  made  by  any  succeeding  Tenant  founded  on  such  delay.     Tenant
will  promptly  surrender  all  keys  for  the    Premises  to  Landlord  at  the  place  then  fixed  for  payment  of  rent  and  will  inform  Landlord  of  combinations  of  any  locks  and  safes
 on  the    Premises.

18.0    HOLDING OVER:

In  the  event  of  a  holding  over  by  Tenant  after  expiration  or  termination  of  this  Lease  without  the  consent  in  writing  of  Landlord,  Tenant  will  be  deemed  a  Tenant  at sufferance  and  will  pay  rent  for  such  occupancy  at  the  rate  of  one  and  one-half  times  the  last-current  aggregate  Base  and  Additional  Rent,  prorated  for  the  entire  holding  over  period,  plus  all  attorney's  fees  and  expenses  incurred  by  Landlord  in  enforcing  its  rights
hereunder,  plus  any  other  damages  occasioned  by  such  holding  over.     Except  as  otherwise  agreed,  any  holding  over  with  the  written  consent  of  Landlord  will  constitute
Tenant  a  month-to-month  lease.

19.0    ABANDONMENT:

In  the  event  Tenant  removes  its  fixtures,  equipment  or  machinery  or  vacates  the    Premises  or  any  part  thereof  prior  to  the  Expiration  Date  of  this  Lease,  or  discontinues
or  suspends  the  operation  of  its  business  conducted  on  the    Premises  for  a  period  of  more  than  one hundred twenty  (120)  consecutive  days  (except  during  any  time  when  the    Premises  may  be  rendered  untenable  by  reason  of  fire  or  other  casualty and except by reason of move to another location),  then  in  any  such  event  Tenant  will  be  deemed  to  have  abandoned  the    Premises  and  Tenant  will  be  in  default  under  the  terms  of  this  Lease.   Tenant  will
maintain  a  minimum  temperature  in  the    Premises  of  40  degrees  during  the  Term  of  Lease.

20.0    DEFAULT OF TENANT:

a.
In  the  event  of  any  failure  of  Tenant  to  pay  any  rental  due  hereunder  within  ten  (10)  days  after  the  same  becomes  due,  or  if  a  check  for  the  payment  of  Base  Rent or  Additional  Rent  is  returned  NSF,  or  any  failure  to  perform  any  other  terms,  conditions  or  covenants  of  this  Lease  to  be  observed  or  performed  by  Tenant  for  more than  thirty  (30)  days  after  written  notice  of  such  failure  has  been  given  to  Tenant  (provided  that  where  a  cure  is  not  reasonably  possible  within  that  period,  Tenant will  be  entitled  to  additional  time  to  effect  a  cure,  but  not  beyond  thirty  (30)  additional  days,  so  long  as  Tenant  promptly  commences  acts  reasonably  calculated  to effect  a  cure  and  thereafter  diligently  prosecutes  those  acts  to  completion),  or  if  Tenant  or  an  agent  of  Tenant  falsifies  any  report  required  to  be  furnished  to  Landlord pursuant  to  the  terms  of  this  Lease,  or  if  Tenant  or  any  guarantor  of  this  Lease  becomes  bankrupt  or  insolvent,  or  files  any  debtor  proceedings  or  any  person  takes or  has  against  Tenant  or  any  guarantor  of  this  Lease  in  any  court  pursuant  to  any  statute  either  of  the  United  States  or  of  any  state  a  petition  in  bankruptcy  or insolvency  or  for  reorganization  or  for  the  appointment  of  a  receiver  or  trustee  of  all  or  a  portion  of  Tenant’s  or  any  such  guarantor's  property,  or  if  Tenant  or  any such  guarantor's  property,  or  if  Tenant  or  any  such  guarantor  makes  an  assignment  for  the  benefit  of  creditors,  or  petitions  for  or  enters  into  an  arrangement  with  its
creditors,  or  if  Tenant  abandons  the    Premises  or  suffers  this  Lease  to  be  taken  under  any  writ  of  execution,  then  in  any  such  event  Tenant  will  be  in  default
hereunder.   and  Landlord  may  remove  all  persons  and  property  from  the    Premises  and  such  property  may  be  removed  and  stored  in  a  public  warehouse  or  elsewhere at  the  cost  of,  and  for  the  account  of  Tenant,  without  being  guilty  of  trespass,  or  becoming  liable  for  any  loss  or  damage  which  may  be  occasioned  thereby.

b.
Upon  any  default  by  Tenant,  Landlord,  besides  any  other  rights  or  remedies  it  may  have  at  law  or  in  equity,  may  (a)  terminate  this  Lease  upon  the  expiration  of
five  (5)  days  after  written  notice  is  given  to  Tenant,  in  which  event,  the  Term  of  Lease  will  end  on    the  date  set  forth  in  the  notice,  or  (b)    re-enter  the    Premises  in  accordance  with  applicable  law,  dispossess  Tenant  and/or  other  occupants  of  the    Premises,  remove  all  persons  and  property  from  the
Premises  and  store  such  property  in  a  public  warehouse  or  elsewhere  at  the  cost  of,  and  for  the  account  of  Tenant  and  hold  the    Premises,  without  being  guilty
of  trespass,  or  becoming  liable  for  any  loss  or  damage

which  may  be  occasioned  thereby,  or  (c)  take  possession  of  the    Premises  pursuant  to  legal  proceedings  or  pursuant  to  any  notice  provided  for  by  law.     Tenant  agrees
that  such  re-entry  by  Landlord  will  not  be  construed  as  an  election  to  terminate  this  Lease,  that  right  being  continuously  reserved  by  Landlord.   Landlord  will  not  be
deemed  to  have  elected  to  terminate  this  Lease  unless  Landlord  provides  Tenant  with  written  notice  of  that  election.     If  Landlord  elects  to  re-enter  the    Premises,
Landlord  may  from  time  to  time  make  such  alterations  and  repairs  as  may  be  necessary  in  order  to  re-let  the    Premises,  and  re-let  all  or  a  part  of  the    Premises  for  such
term  or  terms  (which  may  be  for  a  term  extending  beyond  the  Term  of  Lease)  and  at  such  rental  or  rentals  and  upon  such  other  terms  and  conditions  as  Landlord  in  its
sole  discretion  may  believe  appropriate.     Upon  each  such  subletting  all  rentals  received  by  the  Landlord  from  such  re-letting  will  be  applied  first  to  the  payment  of  any indebtedness  other  than  rent  due  hereunder  from  Tenant  to  Landlord;  second,  to  the  payment  of  any  costs  and  expenses  of  such  re-letting,  including  brokerage  fees  and attorney's  fees  and  costs  of  such  alterations  and  repairs;  third,  to  the  payment  of  the  rent  and  other  charges  due  and  unpaid  hereunder,  and  the  residue,  if  any  will  be held  by  Landlord  and  applied  in  payment  of  future  payments  for  which  Tenant  is  responsible  as  the  same  may  become  due  and  payable  hereunder.     If  the  sums  received
 from  such  re-letting  during  any  month  be  less  than  that  to  be  paid  during  that  month  by  Tenant  hereunder,  Tenant  will  pay  any  such  deficiency  to  Landlord;  if  such
sums  are  greater,  Tenant  will  have  no  right  to  the  excess.     The deficiency will be calculated and paid monthly.     Notwithstanding  any  such  re-entry  by  Landlord,  Landlord
may  at  any  time  after  such  re-entry  and  re-letting  elect  to  terminate  this  Lease  for  such  previous  breach.     In  the  event  that  Tenant  or  any  parent,  subsidiary,  or  affiliate of  Tenant  leases  any  other  space  within
the  Building,  any  default  by  Tenant  or  such  affiliated  company  under  such  other  lease  will  be  deemed  to  be  a  default  under  this  Lease  and  Landlord  will  be  entitled  to
 enforce  all  of  its  rights  and  remedies  as  provided  for  in  the  event  of  a  default  under  this  Lease.     Tenant  will  be  responsible,  and  Landlord  may  recover  a  judgment  from
tenant,  for  Landlord's  actual  costs  of  constructing  any  leasehold  improvements  to  the    Premises  which  are  not  being  directly  paid  for  by  Tenant  together  with  such brokerage  commissions  as  Landlord  may  have  incurred  in  connection  with  this  Lease  (collectively,  the  "Transaction  Costs").     Notwithstanding  anything  to  the  contrary
 in  this  Lease,  upon  a  default  by  Tenant,  whether  or  not  Landlord  elects  to  terminate  this  Lease,  Landlord  will  be  entitled  to  recover  the  unamortized  balance  of  any such  Transaction  Costs,  on  an  accelerated  basis,  so  as  to  make  the  same  immediately  due  and  said  amount  will  be  deemed  Additional  Rent.     For  the  purposes  of  this
Lease,  the  "unamortized  balance"  means  the  actual  total  amount  of  Transaction  Costs  reduced,  however,  over  the  Term  of  Lease  as  if  said  sum  were  being  amortized  at an  interest  rate  of  eight  percent  (8.0%)  per  annum,  in  equal  monthly  installments  over  the  number  of  months  Tenant  is  to  pay  Base  Rent  under  this  Lease.     Landlord's
right  to  so  accelerate  the  unamortized  balance  of  the  Transaction  Costs  will  be  an  additional  remedy  of  Landlord  and  will  be  exercisable  either  alone  or  in  combination
with  Landlord's  other  remedies  as  set  forth  in  this  Lease.     Should  Landlord  at  any  time  terminate  Tenant's  right  of  possession  upon  a  breach  without  terminating  this
Lease,  in  addition  to  any  other  remedies  it  may  have,  Landlord  will  also  have  the  right  to  accelerate  the  entire  indebtedness  (including  the  amount  of  Base  Rent  and reasonably

estimated  Additional  Rent  reserved  in  this  Lease  for  the  remainder  of  the  Term  of  Lease),  reduce  the  same  to  present  value  using  a  discount  rate  of  eight  percent  (8.0%), and  recover  a  judgment  from  Tenant  in  that  amount.

c.
Landlord  may,  at  its  option,  instead  of  exercising  any  other  rights  or  remedies  available  to  it  in  this  Lease  or  otherwise  by  law,  statute  or  equity,  spend  such  money  as is  reasonably  necessary  to  cure  any  default  of  Tenant  herein  and  the  amount  so  spent,  and  costs  incurred,  including  attorney's  fees  in  curing  such  default,  will  be  paid by  Tenant,  as  Additional  Rent,  upon  demand.

d.
In  the  event  suit  is  brought  for  recovery  of  possession  of  the    Premises,  for  the  recovery  of  rent  or  any  other  amount  due  under  the  provisions  of  this  Lease,  or because  of  the  breach  of  any  other  covenant  herein  contained  on  the  part  of  the  Tenant  to  be  kept  or  performed,  and  a  breach  is  established,  Tenant  will  pay  to
Landlord  all  expenses  incurred  therefore,    including  attorney's  fees  and  costs,  together  with  interest  on  all  such  expenses  at  the  rate  of  fourteen  percent  (14%)  per annum  from  the  date  of  written and documented demand therefore to Tenant.

e.
Tenant  waives  any  demand  for  possession  of  the    Premises,  and  any  demand  for  payment  of  rent  and  any  notice  of  intent  to  re-enter  the    Premises,  or  of  intent  to  terminate  this  Lease,  other  than  the  notices  above  provided  in  this  Article,  and  any  other  notice  or  demand  prescribed  by  any applicable  statutes  or  laws.

f.
No  remedy  herein  or  elsewhere  in  this  Lease  or  otherwise  by  law,  statute  or  equity,  conferred  upon  or  reserved  to  Landlord  or  Tenant  will  be  exclusive  of  any  other
remedy,  but  will  be  cumulative,  and  may  be  exercised  from  time  to  time  and  as  often  as  the  occasion  may  arise.     No  waiver  by  Landlord  or  Tenant  of  performance  by
the  other  party  will  be  considered  a  continuing  waiver  or  will  preclude  Landlord  or  Tenant  from  exercising  its  rights  in  the  event  of  a  subsequent  default.     No
acceptance  by  Landlord  of  a  partial  payment  tendered  by  Tenant  will  be  deemed  to  be  a  waiver  of  the  balance  of  the  amount  due  even  if  the  tender  states  that acceptance  will  constitute  payment  in  full.

g.
Notwithstanding  any  provision  to  the  contrary  in  this  Lease,  Tenant  agrees  that  if  Landlord  is  in  default  under  this  Lease,  Tenant  will  look  exclusively  to  the  interest  of
  Landlord  in  the  Building and to offset against Base Rent and Additional Rent,  and  that  Landlord,  its  partners,  members,  employees,  agents,  or  representatives  will  not  have any  personal  liability  to  pay  any  indebtedness  hereunder  or  to  perform  any  covenant  contained  herein  and  that  no  personal  liability  or  personal  responsibility  of  any sort  is  assumed  by,  nor  will  at  any  time  be  asserted  or  enforceable  against  Landlord,  its  partners,  members,  employees,  agents  or  representatives.     Tenant  and  all
persons  claiming  by,  through  and  under  Tenant  hereby  expressly  waive  all  such  personal  liability.

21.0    EMINENT DOMAIN:

In  the  event  of  any  eminent  domain  of  condemnation  proceeding  or  private  sale  in  lieu  thereof  in  respect  to  the  Building  during  the  term  thereof,  the  following  provisions will  apply:

a.
If  the  whole  of  the  Building  is  acquired  or  condemned  by  eminent  domain  for  any  public  or  quasipublic  purpose,  the  Term  of  Lease  will  cease  and  terminate  as  of the  date  possession  will  be  taken  in  such  proceedings  and  all  rentals  will  be  paid  up  to  that  date.

b.
If  any  part  constituting  less  than  the  whole  of  the  Building  is  acquired  or  condemned  as  aforesaid,  and  in  the  event  that  such  partial  taking  or  condemnation  will
materially  affect  the    Premises  so  as  to  render  the  Premises  unsuitable  for  the  business  of  the  Tenant,  in  the  opinion  of  Landlord,  then  the  Term  of  Lease  will  cease and  terminate  as  of  the  date  possession  will  be  taken  by  the  condemning  authority  and  rent  will  be  paid  to  the  date  of  such  termination.

In  the  event  of  a  partial  taking  or  condemnation  of  the  Building  which  will  not  materially  affect  the    Premises  so  as  to  render  the    Premises  unsuitable  for  the
business  of  the  Tenant,  in  the  opinion  of  the  Landlord,  this  Lease  will  continue  in  full  force  and  effect  with  a  proportionate  abatement  of  the  Base  Rent  and
Additional  Rent  based  on  the  portion,  if  any  of  the    Premises  taken.     Landlord  reserves  the  right,  at  its  option,  to  restore  the  building  and  the    Premises  to
substantially  the  same  condition  as  they  were  prior  to  such  condemnation.     In  such  event,  Landlord  will  give  written  notice  to  Tenant,  within  30  days  following
the  date  possession  is  taken  by  the  condemning  authority,  of  Landlord’s  intention  to  restore.     Upon  Landlord’s  notice  of  election  to  restore,  Landlord  will
commence  restoration  and  will  restore  the  Building  and  the    Premises  with  reasonable  promptness,  subject  to  delays  beyond  Landlord’s  control  and  delays  in  the making  of  condemnation  or  sale  proceeds  adjustments  by  Landlord;  and  Tenant  will  have  no  right  to  terminate  this  Lease  except  as  herein  provided.     Upon
completion  of  such  restoration,  the  rent  will  be  adjusted  based  upon  the  portion,  if  any,  of  the    Premises  restored. Notwithstanding the foregoing, in the event that twenty percent (20%) or more of the floor area of the Building or twenty percent (20%) or more of the parking areas are so taken, then Landlord and Tenant will each have the right to terminate this Lease by giving written notice thereof to the other within thirty (30) days following the date possession is taken by the condemning authority.

c.
In  the  event  of  any  condemnation  or  taking  as  aforesaid,  whether  whole  or  partial,  the  Tenant  will  not  be  entitled  to  any  part  of  the  award  paid  for  such condemnation  and  Landlord  is  to  receive  the  full  amount  of  such  award,  the  Tenant  hereby  expressly  waiving  any  right  to  claim  to  any  part  thereof.

d.
Although  all  damages  in  the  event  of  any  condemnation  belong  to  the  Landlord  whether  such  damages  are  awarded  as  compensation  for  diminution  in  value  of  the
leasehold  or  to  the  fee  of  the    Premises,  Tenant  will  have  the  right  to  claim  and  recover  from  the  condemning  authority,  but  not  from  Landlord,  such  compensation  as may  be  separately  awarded  or  recoverable  by  Tenant  in  Tenant’s  own  right  on  account  of  any  and  all  damage  to  Tenant’s  business  by  reason  of  the  condemnation and  for  or

on  account  of  any  cost  or  loss  to  which  Tenant  might  be  put  in  removing  Tenant’s  merchandise,  furniture,  fixtures,  leasehold  improvements  and  equipment.     However,
Tenant  will  have  no  claim  against  Landlord  or  make  any  claim  with  the  condemning  authority  for  the  loss  of  its  leasehold  estate,  any  unexpired  term  or  loss  of  any possible  renewal  or  extension  of  said  lease  or  loss  of  any  possible  value  of  said  lease,  any  unexpired  term,  renewal  or  extension  of  said  lease.

22.0    RULES AND REGULATIONS:

Tenant  will  observe  and  comply  with  such  further  rules  and  regulations  as  Landlord  may  prescribe,  on  written  notice  to  Tenant  for  the  safety,  care  and  cleanliness  of  the
Building.

23.0    DAMAGE OR DESTRUCTION:

In  the  event  of  any  damage  or  destruction  to  the  Premises  by  fire  or  other  cause  during  the  term  hereof,  the  following  provisions  apply:

a.
If  the  Building  is  damaged  by  fire  or  any  other  cause  to  such  extent  that  the  cost  of  restoration,  as  estimated  by  Landlord,  will  equal  or  exceed  twenty  percent  (20%)
of  the  then  replacement  value  of  the  Building  (exclusive  of  foundations)  just  prior  to  the  occurrence  of  the  damage,  or  if  Landlord  believes  in  good  faith  that  it  will  be
unable  to  restore  the  Building  or  Premises  within  one  hundred  eighty  (180)  days  following  a  casualty,   then  Landlord  and Tenant may each,  not  later  than  thirty  (30)  days  following  the  damage,  give  the other  written  notice  of  its  election  to  terminate  this  Lease.

b.
If  neither Landlord  nor Tenant elects  to  terminate  this  Lease,  Landlord  will  restore  the  Building  and  the    Premises  with  reasonable  promptness,  subject  to  delays  beyond
Landlord’s  control  and  delays  in  the  making  of  insurance  adjustments  by  Landlord,  to  as  near  the  condition  which  existed  immediately  prior  to  the  casualty  as  may  be reasonably  possible,  provided  however,  Landlord  will  not  be  required  to  be  responsible  to  restore  any  improvements  made  by  Tenant  subsequent  to  the  Commencement
Date.   Tenant  will  have  no  right  to  terminate  this  Lease  except  as  herein  provided.

c.
In  the  event  of  an  election  by  either party  to  terminate  this  Lease,  this  Lease  will  be  deemed  to  terminate  on  the  date  of  the  receipt  of  the  notice  of  election  and  all  rentals  will  be  paid  up  to  that  date.
Tenant  will  have  no  claim  against  Landlord  for  the  value  of  any  unexpired  Term  of  Lease.

d.
In  any  case  where  damage  to  the  Building  will  materially  affect  the    Premises  so  as  to  render  them  unsuitable  in  whole  or  in  part  for  the  purposes  for  which  they  are hereunder,  then,  unless  such  destruction  was  wholly  or  partially  caused  by  the  gross  negligence,  willful  misconduct  or  breach  of  the  terms  of  this  Lease  by  Tenant,  its employees,  contractors  or  licensees,  Tenant's  obligation  to  pay  monthly  installments  of  Base  Rent  and  Additional  Rent  will  abate  during  such  period  of  time  that  the
Premises  are  untenantable  in  the  proportion  that  the  untenantable  portions  of  the    Premises  bears  to  the  entire    Premises.     If  the  destruction  or  damage  was  wholly  or
partially  caused  by  gross  negligence,  willful  misconduct  or  breach  of  the  terms  of  this  Lease  by  Tenant as  aforesaid  and  if  Landlord  elects to  rebuild,  the  rent  will  not  abate  and  the  Tenant  will  remain  liable  for  the  same.     When  Landlord  has  completed  its  work  required  hereunder,  Tenant's  obligation  to  pay
Base  Rent  and  Additional  Rent  will  resume  and  Tenant  will  promptly  complete  the  restoration  of  the    Premises  to  the  condition  which  existed  immediately  prior  to  the casualty.

24.0    CASUALTY INSURANCE:

a.
Tenant  will  at  all  times  during  the  Term  of  Lease,  at  its  expense,  maintain  a  policy  or  policies  of  insurance  with  premiums  paid  in  advance  issued  by  an  insurance
company  licensed  to  do  business  in  the  State  of    insuring  the  Building  against  loss  or  damage  by  fire,  explosion  or  other  insurable  hazards  and  contingencies  for  the full  replacement  value.

b.
Tenant  will  not  carry  any  stock  of  goods  or  do  anything  in  or  about  the    Premises  which  will  in  any  way  impair  or  invalidate  the  obligation  of  the  insurer  under any  policy  of  insurance  required  by  this  Lease.

c.
Landlord  hereby  waives  and  releases  all  claims,  liabilities  and  causes  of  action  against  Tenant  and  its  agents,  servants  and  employees  for  loss  of  damage  to,  or destruction  of,  the  Building  or  any  portion  thereof,  including  the  buildings  and  other  improvements  situated  thereon,  resulting  from  fire,  explosion  or  the  other  perils included  in  standard  extended  coverage  insurance,  whether  caused  by  the  negligence  of  any  of  said  persons  or  otherwise.     Likewise,  Tenant  hereby  waives  and  releases
all  claims,  liabilities  and  causes  of  action  against  Landlord  and  its  agents,  servants  and  employees  for  loss  of  damage  to,  or  destruction  of,  any  of  the  improvements, fixtures,  equipment,  supplies,  merchandise  and  other  property,  whether  that  of  Tenant  or  of  others  in,  upon  or  about  the  Premises  resulting  from  fire,  explosion  or  the other  perils  included  in  standard  coverage  insurance,  whether  caused  by  the  negligence  of  any  of  said  persons  or  otherwise.     The  waiver  will  remain  in  force  whether
 or  not  the  Tenant's  or Landlord’s insurer  consents  thereto.

d.
If  Tenant  installs  any  electrical  equipment  that  overloads  the  power  lines  to  the  building  or  its  wiring,  Tenant  will,  at  its  own  expense,  make  whatever  changes  are necessary  to  comply  with  the  requirements  of  the  insurance  underwriter,  insurance  rating  bureau  and  governmental  authorities  having  jurisdiction.

25.0    COVENANTS TO HOLD HARMLESS:

Unless  the  liability  for  damage  or  loss  is  caused  by  the  negligence  of  Landlord,  its  agents  or  employees,  Tenant  will  hold  harmless  Landlord  from  any  liability  for
damages  to  any  person  or  property  in  or  upon  the    Premises  and  the  Building,  including  the  person  and  property  of  Tenant  and  its  employees  and  all  persons  in  the
Building  at  its  or  their  invitation  or  sufferance,  and  from  all  damages  resulting  from  Tenant’s  failure  to  perform  the  covenants  of  this  Lease.     All  property  kept,  maintained
or  stored  on  the    Premises  will  be  so  kept,  maintained  or  stored  at  the  sole  risk  of  Tenant.     Tenant  agrees  to  pay  all  sums  of  money  in

respect  of  any  labor,  service,  materials,  supplies  or  equipment  furnished  or  alleged  to  have  been  furnished  to  Tenant  in  or  about  the    Premises,  and  not  furnished  on
order  of  Landlord,  which  may  be  secured  by  any  mechanic's  material men’s  or  other  lien  to  be  discharged  at  the  time  performance  of  any  obligation  secured  thereby  matures,  provided  that  Tenant  may  contest  such  lien,  but  if  such  lien  is reduced  to  final  judgment  and  if  such  judgment  or  process  thereon  is  not  stayed,  or  if  stayed  and  said  stay  expires,  then  and  in  each  such  event,  Tenant  will  forthwith
pay  and  discharge  said  judgment.     Landlord  will  have  the  right  to  post  and  maintain  on  the    Premises,  notices  of  non-responsibility  under  the  laws  of  the  State  of  .

26.0    NON-LIABILITY:

Subject  to  the  terms  and  conditions  of  this  Article  26.0  hereof,  Landlord  will  not  be  liable  for  any  damage  to  property  of  Tenant  or  of  others  located  on  the  Premises,
nor  for  the  loss  or  damage  to  any  property  of  Tenant  or  of  others  by  theft  or  otherwise.     Landlord  will  not  be  liable  for  any  injury  or  damage  to  persons  or  property resulting  from  fire,  explosion,  falling  plaster,  steam,  gas,  electricity,  water,  rain  or  snow  or  leaks  from  any  part  of  the  Premises  or  from  the  pipes,  appliances,  or  plumbing works  or  from  the  roof,  street  or  subsurface  or  from  any  other  place  or  by  dampness  or  by  any  other  cause  of  whatsoever  nature.     Landlord  will  not  be  liable  for  any
such  damage  caused  by  other  Tenants  or  persons  in  the  Premises,  occupants  or  adjacent  property,  of  the  buildings,  or  the  public  or  caused  by  operations  in
construction  of  any  private,  public  or  quasi-public  work.     Landlord  will  not  be  liable  for  any  latent  defect  in  the    Premises.     All  property  of  Tenant  kept  or  stored  on  the    Premises  will  be  so  kept  or  stored  at
the  risk  of  Tenant  only  and  Tenant  will  hold  Landlord  harmless  from  any  claims  arising  out  of  damage  to  the  same,  including  subrogation  claims  by  Tenant’s  insurance carrier unless directly caused by Landlord’s gross negligence or willful misconduct.

27.0    SUBORDINATION:

This  Lease  will  automatically  be  subordinated  to  any  mortgage  that  may  now  exist  or  that  may  hereafter  be  placed  upon  the    Premises  and  to  any  and  all  advances
made  there under,  and  to  the  interest  upon  the  indebtedness  evidenced  by  such  mortgages,  and  to  all  renewals,  replacements  and  extensions  thereof.     In  the  event  of  execution
by  Landlord  after  the  date  of  this  Lease  of  any  such  mortgage,  renewal,  replacement  or  extension,  Tenant  agrees  to  execute  a  subordination  agreement  with  the  holder thereof  which  agreement  will  provide  that:

a.	Such holder will not disturb the possession and other rights of Tenant under this Lease so long as Tenant is not in default hereunder;

b.
In  the  event  of  acquisition  of  title  to  the    Premises  by  such  holder,  such  holder  will  accept  the  Tenant  as  Tenant  of  the    Premises  under  the  terms  and  conditions
of  this  Lease  and  will  perform  all  the  obligations  of  Landlord  hereunder;  and

c.	The Tenant will recognize such holder as Landlord hereunder.

28.0    ATTORNMENT:

In  the  event  of  a  sale  or  assignment  of  Landlord’s  interest,  in  the  Building  or  in  the    Premises,  where  the Building  is  located,  or  this  Lease,  or  if  the  Building  comes  into  custody  or  possession  of  a  mortgagee  or  any  other  party  whether  because  of  a  mortgage  foreclosure,  or otherwise,  Tenant  will  attorn  to  such  assignee  or  other  party  and  recognize  such  party  as  Landlord  hereunder;  provided,  however,  Tenant’s  peaceable  possession  will  not
be  disturbed  so  long  as  Tenant  faithfully  performs  its  obligations  under  this  Lease.     Tenant  will  execute,  on  demand,  any  attornment  agreement  required  by  any  such
party  to  be  executed,  containing  such  provisions  as  such  party  may  require.     Landlord  will  have  no  further  obligations  under  this  Lease  after  any  such  assignment.

29.0    NOVATION IN THE EVENT OF SALE:

In  the  event  of  the  sale  of  the    Premises,  Landlord  will  be  and  hereby  is  relieved  of  all  of  the  covenants  and  obligations  created  hereby  accruing  from  and  after  the  date of  sale,  and  such  sale  will  result  automatically  in  the  purchaser  assuming  and  agreeing  to  carry  out  all  the  covenants  and  obligations  of  Landlord  herein.     Notwithstanding
the  foregoing  provisions  of  this  Article  29.0,  Landlord,  in  the  event  of  a  sale  of  the    Premises,  will  cause  to  be  included  in  this  agreement  of  sale  and  purchase  a
covenant  whereby  the  purchaser  of  the    Premises  assumes  and  agrees  to  carry  out  all  of  the  covenants  and  obligations  of  Landlord  herein.

The  Tenant  agrees  at  any  time  and  from  time  to  time  upon  not  less  than  ten  (10)  days  prior  written  request  by  the  Landlord  to  execute,  acknowledge  and  deliver  to the  Landlord  a  statement  in  writing  certifying  that  this  Lease  is  unmodified  and  in  full  force  and  effect  as  modified  and  stating  the  modifications,  and  the  dates  to  which the  basic  rent  and  other  charges  have  been  paid  in  advance,  if  any,  it  being  intended  that  any  such  statement  delivered  pursuant  to  this  paragraph  may  be  relied  upon
by  any  prospective  purchaser  of  the  fee  or  mortgagee  or  assignee  or  any  mortgage  upon  the  fee  of  the    Premises.

30.0    ESTOPPEL CERTIFICATES:

Within  ten  (10)  days  after  written  notice  from  Landlord,  Tenant  will  provide  an  estoppel  certificate  to  Landlord  and  such  other  party  as  is  directed  by  Landlord  in  such
form  as  is  provided  by  Landlord  certifying:    (a)  that  this  Lease  is  in  full  force  and  effect  and  that  it  has  not  been  assigned,  modified,  supplemented,  or  amended  in  any way  (or  identifying  any  assignment,  modification,  supplement  or  amendment);  (b)  the  date  of  commencement  and  expiration  of  the  Term  of  Lease  or  the  applicable  renewal term;  (c)  that  there  are  no  defenses  or  offsets  thereto  (or  stating  those  claimed  by  Tenant);  (d)  the  amount  of  Base  Rent  and  Additional  Rent  that  has  been  paid  in advance  and  the  amount  of  security  deposit  that  has  been  deposited  with  Landlord;  (e)  the  date  to  which  Base  Rent  or  Additional  Rent  have  been  paid  under  this
Lease;  (f)  that  any  tenant  improvements  have  been  completed  in  accordance  with  the  requirements  of  this  Lease;  and  (g)  such  other  information  as  is  reasonably
requested  by  Landlord.     Tenant  hereby  irrevocably  appoints  Landlord  as  its  attorney  in  fact  to  execute  such  certificate  in  the  event  Tenant  fails  to  do  so  within ten  (10)  days  of  the  Landlord's  notice.

31.0    FINANCIAL STATEMENTS:

Upon  request  by  Landlord,  including  at  such  times  as  Landlord  prepares  to  sell  or  refinance  the  Premises,  Tenant  agrees  to  provide  Landlord  with  the  most  recent balance  sheet  and  income  statement  certified  to  by  an  officer/partner  of  Tenant  as  being  true  and  correct.

32.0    BROKERS:

Tenant  warrants  that  it  has  not  engaged  or  dealt  with  any  broker  in  connection  with  this  Lease  other  than  Wellington Management, Inc.  and  Tenant  agrees  to  indemnify,  defend  and  hold  Landlord  harmless  from  and  against  any  claim  for  a  broker's  fee  or  finder's  fee  asserted  by  anyone,  on  account  of any  dealings  with  Tenant  in  connection  with  this  Lease.

33.0    QUIET ENJOYMENT:

Landlord  warrants  that  it  has  full  right  to  execute  and  to  perform  this  Lease  and  to  grant  the  estate  ,  and  that  Tenant,  upon  payment  of  the  rents  and  other  amounts due  and  the  performance  of  all  the  terms,  conditions,  covenants  and  agreements  on  Tenant’s  part  to  be  observed  and  performed  under  this  Lease,  may  peaceably  and
quietly  enjoy  the    Premises  for  the  business  uses  permitted  hereunder,  subject,  nevertheless,  to  the  terms  and  conditions  of  this  Lease.

34.0    RECORDING:

Tenant  will  not  record  this  Lease  without  the  written  consent  of  Landlord.     However,  upon  the  request  of  either  party  hereto,  the  other  party  will  join  in  the  execution
of  a  memorandum  of  lease  for  the  purposes  of  recordation.     Said  Memorandum  lease  will  describe  the  parties,  the    Premises  and  the  term  of  the  Lease  and  will
incorporate  this  Lease  by  reference.     This  Article  34.0  will  not  be  construed  to  limit  Landlord’s  right  to  file  this  Lease.

35.0    CONSENTS BY LANDLORD:

Whenever  provision  is  made  under  this  Lease  for  Tenant  securing  the  consent  or  approval  by  Landlord,  such  consent  or  approval  must  only  be  in  writing.

36.0    INTENT OF PARTIES:

Except  as  otherwise  provided  herein,  the  Tenant  covenants  and  agrees  that  if  it  any  time  fails  to  pay  any  cost  or  expense  required  to  be  paid  by  it,  or  fail  to  take out,  pay  for,  maintain  or  deliver  any  of  the  insurance  policies  above  required,  or  fails  to  make  any  other  payment  or  perform  any  other  act  on  its  part  to  be  made  or performed  as  in  this  Lease  provided,  then  the  Landlord  may,  but  will  not  be  obligated  so  to  do,  and  without  notice  to  or  demand  upon  the  Tenant  and  without waiving  or  releasing  the  Tenant  from  any  obligations  of  the  Tenant  in  this  Lease  contained,  pay  any  such  cost  or  expense,  effect  any  such  insurance  coverage  and pay  premiums  therefore,  and  may  make  any  other  payment  or  perform  any  other  act  on  the part  of  the  Tenant  to  be  made  and  performed  as  in  this  Lease  provided,  in  such  manner  and  to  such  extent  as  the  Landlord  may  deem  desirable,  and  in  exercising  any such  right,  to  also  pay  all  necessary  and  incidental  costs  and  expenses,  employ  counsel  and  incur  and  pay  reasonable  attorney's  fees.     All  sums  so  paid  by  Landlord
and  all  necessary  and  incidental  costs  and  expenses  in  connection  with  the  performance  of  any  such  act  by  the  Landlord,  together  with  interest  thereon  at  the  rate  of
fourteen  percent  (14%)  per  annum  from  the  date  Landlord give written and documented notice of  making  such  expenditures,    will  be  deemed  Additional  Rent  hereunder,  and  will  be  payable  to  Landlord  on  demand.     Tenant  covenants  to  pay  any  such  sum  or  sums
with  interest  as  aforesaid  and  the  Landlord  will  have  the  same  rights  and  remedies  in  the  event  of  the  non-payment  thereof  by  Tenant  as  in  the  case  of  default  by  Tenant  in  the  payment  of  the  Base  Rent  payable  under  this  Lease.

37.0    TENANT IMPROVEMENTS OF PREMISES:

Landlord  will  start  Tenant Improvements  and  complete  said  work  as scheduled on Exhibit C. Tenant Improvements  means  the  improvements,  alterations  and  additions  by  Landlord as  required  by  the  outline  specifications  and  plans  attached  hereto  on  Exhibit A &  C.

Landlord  will  perform  Tenant Improvements in  a  first  class  manner  substantially  in  accordance  with  outline  specifications  and  plans  attached  hereto  and  made  a  part  hereof  as  Exhibit  A & C.     Any  changes  or  modifications  to  the  approved  specifications  and  plans  will  be  made  and  agreed  to  by  Tenant  by  written  change  order  or  agreement  and  will
constitute  an  amendment  to  this  Lease.     Landlord  will  utilize  first  quality  new  materials  in  compliance  with  all  applicable  laws,  ordinances,  rules  and  statutes.     Tenant  will
have  15  days  after  Landlord  has  completed Improvements  of  the  Premises  to  inspect  them  and  report  any  defects,  and  Tenant  will  be  deemed  to  have  accepted  the  Premises  except  for  any  defects  timely  reported.
Upon  receipt  of  such  report,  Landlord  will  then  complete  the  work  within  fifteen  (15)  days.

In the event Landlord fails to complete any Tenant Improvement by the Completion Date scheduled therefor on Exhibit C, Tenant may within forty-five (45) days after such Completion Date terminate this Lease by written notice thereof to Landlord, termination to be effective on the date specified in such written notice, such termination date to be not later than six (6) months after such written notice.

38.0           TENANT PERFORMANCE OF OTHER LANDLORD REQUIREMENTS.

Landlord will promptly commence within three (3) days notice thereof and diligently proceed to investigate and correct any roof leakage or other roof integrity issue, and in the event Landlord fails to so perform, Tenant may proceed to correct such issue and offset its costs and expenses incurred thereby against Base Rent and Additional Rent as they become due. Landlord will promptly make or authorize all necessary HVAC maintenance, repairs and replacements in excess of $11,000 in any year of the Term of Lease, and in the event Landlord fails to so perform and reimburse Tenant for Tenant’s costs and expenses incurred thereby, Tenant may proceed to cause all such work to be performed and offset its costs and expenses incurred thereby against Base Rent and Additional Rent as they become due. In the event Landlord fails to perform any other terms, conditions or covenants of this Lease to be observed or performed by Landlord for more than thirty (30) days after written notice of such failure has been given to Landlord, Tenant may proceed to perform such requirements and offset its costs and expenses incurred thereby against Base Rent and Additional Rent as they become due.

39.0           GENERAL:

a.
The  Lease  does  not  create  the  relationship  of  principal  and  agent  or  of  partnership  or  of  joint  venture  or  of  any  association  between  Landlord  and  Tenant,  the  sole relationship  between  the  parties  hereto  being  that  of  Landlord  and  Tenant.

b.
No  waiver  of  any  default  of  Tenant  hereunder  will  be  implied  from  any  omission  by  Landlord  to  take  any  action  on  account  of  such  default  if  such  default  persists  or is  repeated,  and  no  express  waiver  will  affect  any  default  other  than  the  default  specified  in  the  express  waiver  and  that  only  for  the  time  and  to  the  extent  therein
stated.     One  or  more  waivers  by  Landlord  will  not  then  be  construed  as  a  waiver  of  a  subsequent  breach  of  the  same  covenant,  term  or  condition.     The  consent  or
approval  by  Landlord  of  any  act  by  Tenant  requiring  Landlord’s  consent  or  approval  will  not  waive  or  render  unnecessary  Landlord’s  consent  to  or  approval  of  any
subsequent  similar  act  by  Tenant.     No  action  required  or  permitted  to  be  taken  by  or  on  behalf  of  Landlord  under  the  terms  or  provisions  of  this  Lease  will  be
deemed  to  constitute  an  eviction  or  disturbance  of  Tenant’s  possession  of  the    Premises.     All  preliminary  negotiations  are  merged  into  and  incorporated  in  this  Lease.
The  laws  of  the  State  of    will  govern  the  validity,  performance  and  enforcement  of  this  Lease.

c.
This  Lease  and  the  exhibits,  if  any,  attached  hereto  and  forming  a  part  hereof,  constitute  the  entire  agreement  between  Landlord  and  Tenant  affecting  the    Premises
and  there  are  no  other  agreements,  either  oral  or  written,  between  them  other  than  herein  set  forth.     No  subsequent  alteration,  amendment,  change  or  addition  to  this
Lease  will  be  binding  upon  Landlord  or  Tenant  unless  reduced  to  writing  and  executed  in  the  same  form  and  manner  in  which  this  Lease  is  executed.

d.
If  any  agreement,  covenant  or  condition  of  this  Lease  or  the  application  thereof  to  any  person  or  circumstance  is,  to  any  extent,  invalid  or  unenforceable,  the  remainder of  this  Lease,  or  the  application  of  such  agreement,  covenant  or  condition  to  persons  or  circumstances  other  than  those  as  to  which  it  is  held  invalid  or  unenforceable, will  not  be  affected  thereby  and  each  agreement,  covenant  or  condition  of  this  Lease  will  be  valid  and  be  enforced  to  the  fullest  extent  permitted  by  law.

e.	The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent or any provision thereof.

f.
Submission  of  this  instrument  to  Tenant  or  proposed  Tenant  or  his  agents  or  attorneys  for  examination,  review,  consideration  or  signature  does  not  constitute  or  imply an  offer  to  lease,  reservation  of  space,  or  option  to  lease,  and  this  instrument  will  have  no  binding  legal  effect  until  execution  hereof  by  both  Landlord  and  Tenant  or its  agents.

g.
Tenant  and  Landlord  (each,  a  "Representing  Party")  each  represents  and  warrants  to  the  other  (i)  that  neither  the  Representing  Party  nor  any  of  its  officers,  directors
or  managing  members  is  a  person  or  entity  (each,  a  "Prohibited  Person")  with  whom  U.S.   persons  or  entities  are  restricted  from  doing  business  under  regulations  of the  Office  of  Foreign  Asset  Control  ("OFAC")  of  the  Department  of  the  Treasury  (including  those  named  on  OFAC's  Specially  Designated  Nationals  and  Blocked
Persons  List)  or  under  any  statute,  executive  order  (including  Executive  Order  13224  (the  "Executive  Order")  signed  on  September  24,  2001  and  entitled  "Blocking
Property  and  Prohibiting  Transactions  with  Person  Who  Commit,  Threaten  to  Commit,  or  Support  Terrorism"),  or  other  governmental  action,  (ii)  that  the  Representing
Party's  activities  do  not  violate  the  International  Money  Laundering  Abatement  and  Financial  Anti-Terrorism  Act  of  2001  or  the  regulations  or  orders  promulgated  there under  (as  amended  from  time  to  time,  the  "Money  Laundering  Act"),  and  (iii)  that  throughout  the term  of  this  lease  the  Representing  Party  will  comply  with  the  Executive  Order  and  with  the  Money  Laundering  Act.

40.0 TERMINATION OF LEASE:

This Lease is conditioned upon Tenant and Prudential Mortgage Capital (“Lender”) entering into a Subordination, Nondisturbance and Attornment Agreement assuring that Tenant’s rights to the Premises and under the Lease, including without limitation Tenant’s rights to complete Landlord’s requirements and offset costs and expenses incurred thereby against rents as they become due, will be preserved notwithstanding any loan default by Landlord or mortgagee foreclosure, and otherwise on terms satisfactory to Tenant. This Lease will terminate and be of no force or effect on August 27, 2010 in the event Lender has not by such date executed and delivered to Tenant such Subordination, Nondisturbance and Attornment Agreement.

[Signatures begin on next page]

IN  WITNESS  WHEREOF,  the  Landlord  and  the  Tenant  have  executed  this  Lease  in  form  and  manner  sufficient  to  bind  them  at  law,  as  of  the  day  and  year  first  above written.

LANDLORD:                                                                           TENANT:

Triple Shot, LLC	Aetrium Incorporated
A Minnesota Limited Liability Company	A Minnesota corporation

__/s/ Gary T. Mulcahy, Sr. ______________                                                                                     _/s/ Douglas L. Hemer_________________
Signature                                                                                           Signature

Gary T. Mulcahy, Sr.                                                                                       Douglas L. Hemer
Name (print)                                                                                             Name (print)

Chief Manager                                                                                  Chief Administrative Officer
Title                                                                                                 Title

August 20, 2010                                                                _                August 20, 2010______________________
Date                                                                                                 Date

Exhibit B

LEGAL DESCRIPTION

PARCEL 1A:

That part of Lot 1, Block 18, North St. Paul Proper lying Southeasterly of a line drawn parallel to and 16 feet Southeasterly from the most Northwesterly line of said lot.

Lots 2, 3, 4, 5, 6, and 7, Block 18, North St. Paul Proper.

Those parts of Lots 15, 16, 17, 18, 19, 20, 21 and 22, Block 18, North St. Paul Proper lying West of a line and its extension, drawn parallel to and 120 feet West from the East line of said Lots 16 to 22, inclusive.

That part of Lot 24, Block 18, North St. Paul Proper lying Southerly of the Northwesterly 16 feet thereof and West of a line and its extension, drawn parallel to and 120 feet West from the East line of said lot.

Those parts of Lots 25 and 26, Block 18, North St. Paul Proper lying Southerly of the Northwesterly 16 feet thereof, and Northerly of the Southerly 220 feet thereof, as measured perpendicular to the Southerly lines thereof.

Lots 13, 14, and 15, Block 3, North St. Paul Land Co’s Rearrangement No. 1 in Blocks 14, 15 and 18, North St. Paul Proper, Ramsey County, Minnesota.

PARCEL 1B:

Easement for ingress and egress purposes described in Easement Agrement dated August 7, 1995, recorded September 7, 1995, as Document No. 2886559.

Torrens Property
Abstract Property (as to appurtenant easement)
Torrens Certificate No. 552234

PARCEL 2:

All those parts of the South 220 feet of Lots 25 and 26, Block 18, North St. Paul Proper which lie North of the South lot lines extended of Lots 7 and 15, Block 18, North St. Paul Proper, Ramsey County, Minnesota.

Abstract Property

EXHIBIT C

Tenant Improvements

	Tenant Improvement	Completion Date
1.
A two part epoxy finishing on the production side finished floor area, or other floor covering approved by Tenant, will be done in colors approved by Tenant. Work is to be completed off hours with ventilation systems operating.   Moving of equipment is to be done by Tenant.
November 30, 2010
2.	Walls will be painted as required by Tenant in colors approved by Tenant. Work is to be completed off hours. Landlord will be responsible to move furniture and fixtures to allow access to painters.	November 30, 2010
3.	Reception area will be repaired and repainted with vinyl replaced as required by Tenant in colors and vinyl approved by Tenant. Entry trim and doors will be repainted.	November 30, 2010
4.	Nonfunctioning lighting will be repaired.	October 15, 2010
5.
New carpeting of equal grade to existing carpeting and otherwise as approved by Tenant will be installed in all carpeted areas except offices carpeted five years ago and any other areas approved by Tenant to not be carpeted. Work will be completed off hours where possible and with minimal disruption to Tenant. Tenant will be responsible for clearing cubicles per Landlord’s advance schedule. Landlord will be responsible for moving and reinstalling all furniture, files and equipment necessary for the carpeting. A new carpet or other wall base acceptable to Tenant will be installed throughout carpeted area.
November 30, 2010
6.	New mirrors, as necessary, and faucets will be installed in bathrooms and any necessary tile repairs or replacements will be made.	October 15, 2010
7.	The door leading from the cubicle area to the employee entrance will be replaced and a door jamb will be installed.	October 15, 2010
8.	Walls with doors and windows will be constructed in the engineering lab and incoming inspection areas, and conference room C will be expanded, per the attached.	October 15, 2010
9.	Hydraulic door openers and closers will be serviced and repaired or replaced as necessary	October 15, 2010
10.	Soiled and broken ceiling tiles will be replaced	November 30, 2010
11.	Water heaters will be evaluated and repaired or replaced as necessary	October 15, 2010
12.	The exterior of the building will be repainted in colors approved by Tenant.	October 15, 2010
13.	All potholes in the parking lot will be repaired.	October 15, 2010
14.	Dock doors will be serviced and dock gasket will be repaired. Broken block at dock door will be replaced.	October 15, 2010
15.	Raised cement areas at entrances will be corrected and chipped cement area at main entrance will be repaired. Drainage at employee entrance will be redesigned and installed.	October 15, 2010
16.	Any asphalt areas showing ‘alligatoring’ will be removed and replaced with two lifts of new asphalt, and the parking lot will be seal-coating with tap-rock and re-striped.	June 30, 2012

General Requirements
1.	All work will conform to all applicable Minnesota state and local codes.

2.	Each Tenant Improvement to be completed by scheduled Completion Date.